ABN AMRO FUNDS

                     Blairlogie International Developed Fund
                        Blairlogie Emerging Markets Fund

                      Supplement dated October 24, 2001 to
                       Prospectus dated September 27, 2001

At a meeting of the Board of Trustees of the ABN AMRO Funds, the Board voted to terminate and liquidate the Blairlogie International Developed Fund and Blairlogie Emerging Markets Fund (the "Funds"). It is expected that the shares of the Funds will be terminated and liquidated on or about November 28, 2001. The Funds have been closed to new investment and shareholders may redeem their shares until the date of termination. Any shareholders of the Funds who do not redeem their shares by the date of termination will receive their pro-rata share of the proceeds of the liquidation.


                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.